              CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the captions "Financial Highlights" and "General Information -
Independent Auditors" and to the use of our report dated
February 7, 1997, in this Registration Statement (Form N-1A
33-18647) of Alliance Variable Products Series Fund, Inc.


                                  /s/ ERNST & YOUNG LLP


New York, New York
May 1, 1997


































00250292.AV1